Offerings - Offering: 1	Aug. 13, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 108,749,541.32
Fee Rate	0.01531%
Amount of Registration Fee	$ 16,649.55
Offering Note	(1) The transaction value is estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 9,177,176.48 common shares of beneficial interest (10% of the common shares of beneficial interest outstanding as of July 1, 2025, rounded to the nearest whole share) at a price per share of $11.85 (the net asset value per share on July 1, 2025). (2) Calculated at $153.10 per $1,000,000 of the transaction valuation.